UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2011

International Paper Company

(Exact name of registrant as specified in its charter)

Commission File Number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the pending acquisition of Temple-Inland Inc. (“Temple”) by International Paper Company, the following financial statements are provided:

•

Audited consolidated balance sheet of Temple as of January 1, 2011, and the related consolidated statements of income, cash flows and shareholders’ equity for the year ended January 1, 2011 and the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, dated February 22, 2011

•

Consolidated balance sheets of Temple as of October 1, 2011 (unaudited) and January 1, 2011 (audited), and the related unaudited consolidated statements of income and cash flows for the quarterly and nine month periods ended October 1, 2011 and October 2, 2010

The following unaudited pro forma condensed combined financial statements of International Paper Company are provided:

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2011

•	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010

•	Notes to unaudited pro forma condensed combined financial information

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited consolidated balance sheet of Temple-Inland Inc. as of January 1, 2011, and the related consolidated statements of income, cash flows and shareholders’ equity and notes to consolidated financial statements for the year ended January 1, 2011 and the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, dated February 22, 2011.

Exhibit 99.2	Consolidated balance sheets of Temple as of October 1, 2011 (unaudited) and January 1, 2011 (audited), and the related unaudited consolidated statements of income and cash flows and notes to consolidated financial statements (unaudited) for the quarterly and nine month periods ended October 1, 2011 and October 2, 2010.

Exhibit 99.3	Unaudited pro forma condensed combined balance sheet of International Paper Company as of September 30, 2011, unaudited pro forma condensed combined statement of operations of International Paper Company for the nine months ended September 30, 2011, unaudited pro forma condensed combined statement of operations of International Paper Company for the year ended December 31, 2010 and notes to unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
	Name:	Sharon R. Ryan
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: November 8, 2011

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited consolidated balance sheet of Temple-Inland Inc. as of January 1, 2011, and the related consolidated statements of income, cash flows and shareholders’ equity and notes to consolidated financial statements for the year ended January 1, 2011 and the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, dated February 22, 2011.

Exhibit 99.2	Consolidated balance sheets of Temple as of October 1, 2011 (unaudited) and January 1, 2011 (audited), and the related unaudited consolidated statements of income and cash flows and notes to consolidated financial statements (unaudited) for the quarterly and nine month periods ended October 1, 2011 and October 2, 2010.

Exhibit 99.3	Unaudited pro forma condensed combined balance sheet of International Paper Company as of September 30, 2011, unaudited pro forma condensed combined statement of operations of International Paper Company for the nine months ended September 30, 2011, unaudited pro forma condensed combined statement of operations of International Paper Company for the year ended December 31, 2010 and notes to unaudited pro forma condensed combined financial information.

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